UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

Marlin Midstream Partners, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36018	46-2627595
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
12377 Merit Drive, Suite 300 Dallas, Texas 75251
(address of principal executive offices) (zip code)
(972) 674-5200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 10, 2015, Marlin Midstream Partners, LP (the "Partnership") issued a press release announcing the Partnership's financial results for the fourth quarter and year-end of 2014. A copy of the Partnership's press release, dated March 10, 2015, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be "furnished" solely pursuant to Item 2.02 of this report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated March 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2015                        MARLIN MIDSTREAM PARTNERS, LP
By: Marlin Midstream GP, LLC, its general partner

By: /s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer and
Principal Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release of Marlin Midstream Partners, LP, dated March 10, 2015